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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

DUKE REALTY CORPORATION
(Exact name of registrant specified in its charter)

Indiana	1-9044	35-1740409
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (317) 808-6000

Item 5.    Other Events

        As required of all public companies, Duke Realty Corporation files periodic reports with the Securities and Exchange Commission. In addition, we from time to time issue press releases and other oral or written information. These documents and statements may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We make such forward-looking statements based on our expectations at the time we make the statements, and all such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to materially differ from our expectations. For this reason, investors and potential investors should exercise caution in interpreting such forward-looking statements.

        In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we are identifying and discussing in this report certain business risks and other important factors that could cause our actual results to differ materially from our expectations expressed in forward-looking statements made by us or on our behalf.

If we were to cease to qualify as a real estate investment trust, we and our shareholders would lose significant tax benefits.

        We intend to continue to operate so as to qualify as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a REIT provides significant tax advantages to us and our shareholders. However, in order for us to continue to qualify as a REIT, we must satisfy numerous requirements established under highly technical and complex Code provisions for which there are only limited judicial and administrative interpretations. Satisfaction of these requirements also depends on various factual circumstances not entirely within our control. The fact that we hold our assets through an operating partnership and its subsidiaries further complicates the application of the REIT requirements. Even a technical or inadvertent mistake could jeopardize our REIT status. Although we believe that we can continue to operate so as to qualify as a REIT, we cannot offer any assurance that we can continue to do so or that legislation, new regulations, administrative interpretations or court decisions will not significantly change the qualification requirements or the Federal income tax consequences of qualification. If we were to fail to qualify as a REIT in any taxable year, it would have the following effects:

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  we would not be allowed a deduction for distributions to shareholders and would be subject to Federal income tax (including any applicable alternative minimum tax) on our taxable income at regular corporate rates;

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  unless we were entitled to relief under certain statutory provisions, we would be disqualified from treatment as a REIT for the four taxable years following the year during which we lost our qualification;

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  our net earnings available for investment or distribution to our shareholders would decrease due to the additional tax liability for the year or years involved; and

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  we would no longer be required to make any distributions to shareholders in order to qualify as a REIT.

        As such, failure to qualify as a REIT would likely have a significant adverse effect on the value of our securities.

Real estate investment trust distribution requirements limit the amount of cash we will have available for other business purposes, including amounts to fund our future growth.

        To maintain our qualification as a REIT under the Code, we must annually distribute to our shareholders at least 90% of our ordinary taxable income, excluding net capital gains. We intend to continue to make distributions to our shareholders to comply with the 90% distribution requirement. However, this requirement limits our ability to accumulate capital for use for other business purposes. If we do not have sufficient cash or other liquid assets to meet the distribution requirements, we may have to borrow funds or sell properties on adverse terms in order to meet the distribution requirements. If we fail to make a required distribution, we would cease to qualify as a REIT.

Our net earnings available for investment or distribution to shareholders could decrease as a result of factors outside of our control.

        Our business is subject to the risks incident to the ownership and operation of commercial real estate, many of which involve circumstances not within our control. Such risks include the following:

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  downturns in the national economy, or in regions or localities where our properties are located, generally will negatively impact the demand for rental space and rental rates;

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  competition for tenants;

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  changes in market rental rates;

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  oversupply or reduced demand for space in the areas where our properties are located;

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  delay or inability to collect rent from tenants who are bankrupt, insolvent or otherwise unwilling or unable to pay;

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  difficulty in leasing or re-leasing space quickly or on favorable terms;

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  costs associated with periodically renovating, repairing and reletting rental space;

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  our ability to provide adequate maintenance and insurance;

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  our ability to control variable operating costs;

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  changes in government regulations;

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  changes in interest rate levels;

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  the availability of financing; and

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  potential liability under, and changes in, environmental, zoning, tax and other laws.

        Further, a significant portion of our costs, such as real estate taxes, insurance and maintenance costs and our debt service payments, are generally not reduced when circumstances cause a decrease in cash flow from our properties.

Our real estate development activities are subject to risks particular to development.

        We intend to continue to pursue development activities as opportunities arise. These development activities generally require various government and other approvals. We may not receive the necessary approvals. We are subject to the risks associated with development activities. These risks include:

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  unsuccessful development opportunities could result in direct expenses to us;

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  construction costs of a project may exceed original estimates, possibly making the project less profitable than originally estimated, or possibly unprofitable;

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  the time required to complete the construction of a project or to lease up the completed project may be greater than originally anticipated, thereby adversely affecting our cash flow and liquidity;

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  occupancy rates and rents of a completed project may not be sufficient to make the project profitable; and

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  the unavailability of favorable sources to fund our development activities.

We may be unsuccessful in operating completed real estate projects.

        We face the risk that the real estate projects we develop or acquire will not perform in accordance with our expectations. This risk exists because of factors such as the following:

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  the prices paid for acquired facilities are based upon a series of market judgments; and

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  costs of any improvements required to bring an acquired facility up to standards to establish the market position intended for that facility might exceed budgeted costs.

        Further, we can give no assurance that acquisition targets meeting our guidelines for quality and yield will be available when we seek them.

We are exposed to the risks of defaults by tenants.

        Any of our tenants may experience a downturn in their business that may weaken their financial condition. In the event of default or the insolvency of a significant number of our tenants, we may experience a substantial loss of rental revenue and/or delays in collecting rent and incur substantial costs in enforcing our rights as landlord. If a tenant files for bankruptcy protection, a court could allow the tenant to reject and terminate its lease with us. Our income and distributable cash flow would be adversely affected if a significant number of our tenants became unable to meet their obligations to us, became insolvent or declared bankruptcy.

We may be unable to renew leases or relet space.

        When our tenants decide not to renew their leases upon their expiration, we may not be able to relet the space. Even if our tenants do renew or we are able to relet the space, the terms of renewal or reletting (including the cost of renovations, if necessary) may be less favorable than current lease terms. If we are unable to promptly renew the leases or relet the space, or if the rental rates upon such renewal or reletting are significantly lower than current rates, then our income and distributable cash flow would be adversely affected, especially if we were unable to lease a significant amount of the space vacated by tenants in our properties.

Our insurance coverage on our properties may be inadequate.

        We maintain comprehensive insurance on each of our facilities, including liability, fire and extended coverage. We believe this coverage is of the type and amount customarily obtained for real property. However, there are certain types of losses, generally of a catastrophic nature, such as earthquakes, hurricanes and floods or acts of war or terrorism that may be uninsurable or not economically insurable. We use our discretion when determining amounts, coverage limits and deductibles for insurance. These terms are determined based on retaining an acceptable level of risk at a reasonable cost. This may result in insurance coverage that in the event of a substantial loss would not be sufficient to pay the full current market value or current replacement cost of our lost investment. Inflation, changes in building codes and ordinances, environmental considerations and other factors also may make it unfeasible to use insurance proceeds to replace a facility after it has been damaged or destroyed. Under such circumstances, the insurance proceeds we receive may not be adequate to restore our economic position in a property. If an insured loss occurred, we could lose both our investment in and anticipated profits and cash flow from a property, and we would continue to be obligated on any mortgage indebtedness or other obligations related to the property. Although we believe our insurance is with highly rated providers, we are also subject to the risk that such providers may be unwilling or unable to pay our claims when made.

We could be exposed to significant environmental liabilities as a result of conditions of which we are not now aware.

        As an owner and operator of real property, we may be liable under various Federal, state and local laws for the costs of removal or remediation of certain hazardous substances released on or in our property. Such laws often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release of the hazardous substances. In addition, we could have greater difficulty in selling real estate on which hazardous substances were present or in borrowing using such real estate as collateral. It is our general policy to have Phase I environmental audits performed for all of our properties and land by qualified environmental consultants. These Phase I environmental audits have not revealed any environmental liability that would have a material adverse effect on our business. However, a Phase I environmental audit does not involve invasive procedures such as soil sampling or ground water analysis, and we cannot be sure that the Phase I environmental audits did not fail to reveal a significant environmental liability or that a prior owner did not create a material environmental condition on our properties or land which has not yet been discovered. We could also incur environmental liability as a result of future uses or conditions of such real estate or changes in applicable environmental laws.

Certain of our officers and directors hold units in our operating partnership and may not have the same interests as our shareholders with regard to certain tax matters.

        Certain of our officers and directors own limited partnership units in our operating partnership, Duke Realty Limited Partnership. Owners of limited partnership units may suffer adverse tax consequences upon the sale of certain of our properties, the refinancing of debt related to those properties or in the event we are the subject of a tender offer or merger. As such, owners of limited partnership units, including certain of our officers and directors, may have different objectives regarding the appropriateness of the pricing and timing of these transactions. Though we are the sole general partner of the operating partnership and have the exclusive authority to sell all of our wholly-owned properties or to refinance such properties, officers and directors who hold limited partnership units may influence us not to sell or refinance certain properties even if such sale may be financially advantageous to our shareholders. Adverse tax consequences may also influence the decisions of these officers and directors in the event we are the subject of a tender offer or merger.

We do not have exclusive control over our joint venture investments.

        We have interests in joint ventures and partnerships and may in the future conduct business through joint ventures and partnerships. These investments involve risks that are not present in our wholly-owned projects. For example, co-investors or partners may become bankrupt or have business interests or goals inconsistent with ours. Further, our co-investors or partners may be in a position to take action contrary to our instructions and our interests, including action that may jeopardize our qualification as a REIT.

Our use of debt financing could have a material adverse effect on our financial condition.

        We are subject to the risks normally associated with debt financing, including the risk that our cash flow will be insufficient to meet required principal and interest payments and the risk that we will be unable to refinance our existing indebtedness, or that the terms of such refinancing will not be as favorable as the terms of our existing indebtedness. If our debt cannot be paid, refinanced or extended, we may not be able to make distributions to shareholders at expected levels or at all. Further, if prevailing interest rates or other factors at the time of a refinancing result in higher interest rates or other restrictive financial covenants upon the refinancing, then such refinancing would adversely affect our cash flow and funds available for operation, development and distribution. We are also subject to financial covenants under our existing debt instruments. Should we fail to comply with the covenants in our existing debt instruments, then we would not only be in breach under the applicable debt instruments but we would also likely be unable to borrow any further amounts under these instruments, which could adversely affect our ability to fund operations. We also have incurred and may incur in the future indebtedness that bears interest at variable rates. Thus, as market interest rates increase, so will our debt expense, affecting our cash flow and our ability to make distributions to shareholders.

We are subject to certain provisions that could discourage change-of-control transactions, which may reduce the likelihood of our shareholders receiving a control premium for their shares.

        Indiana anti-takeover legislation and certain provisions in our governing documents, as we discuss below, may discourage potential acquirers from pursuing a change-of-control transaction with us. As a result, our shareholders may be less likely to receive a control premium for their shares.

        Unissued Preferred Stock.    Our charter permits our board of directors to classify unissued preferred stock by setting the rights and preferences of the shares at the time of issuance. This power enables our board to adopt a shareholder rights plan, also known as a poison pill. Although we have repealed our previously existing poison pill and our current board of directors has adopted a policy not to issue preferred stock as an anti-takeover measure, our board can change this policy at any time. The adoption of a poison pill would discourage a potential bidder from acquiring a significant position in the company without the approval of our board.

        Business-Combination Provisions of Indiana Law.    We have not opted out of the business-combination provisions of the Indiana Business Corporation Law. As a result, potential bidders may have to negotiate with our board of directors before acquiring 10% of our stock. Without securing board approval of the proposed business combination before crossing the 10% ownership threshold, a bidder would not be permitted to complete a business combination for five years after becoming a 10% shareholder. Even after the five-year period, a business combination with the significant shareholder would require a "fair price" as defined in the Indiana Business Corporation Law or the approval of a majority of the disinterested shareholders.

        Control-Share-Acquisition Provisions of Indiana Law.    We have not opted out of the provisions of the Indiana Business Corporation Law regarding acquisitions of control shares. Therefore, those who acquire a significant block (at least 20%) of our shares may only vote a portion of their shares unless our other shareholders vote to accord full voting rights to the acquiring person. Moreover, if the other shareholders vote to give full voting rights with respect to the control shares and the acquiring person has acquired a majority of our outstanding shares, the other shareholders would be entitled to special dissenters' rights.

        Supermajority Voting Provisions.    Our charter prohibits business combinations or significant disposition transactions with a holder of 10% of our shares unless

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  the holders of 80% of our outstanding shares of capital stock approve the transaction;

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  the transaction has been approved by three-fourths of those directors who served on the board before the shareholder became a 10% owner; or

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  the significant shareholder complies with the "fair price" provisions of our charter.

        Among the transactions requiring the supermajority shareholder approval with large shareholders are dispositions of assets with a value of $1,000,000 and business combinations.

        Operating Partnership Provisions.    The limited partnership agreement of our Operating Partnership contains provisions that could discourage change-of-control transactions, including a requirement that holders of at least 90% of the outstanding partnership units held by us and other unit holders approve:

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  any voluntary sale, exchange, merger, consolidation or other disposition of all or substantially all of the assets of the Operating Partnership in one or more transactions other than a disposition occurring upon a financing or refinancing of the Operating Partnership;

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  our merger, consolidation or other business combination with another entity unless after the transaction substantially all of the assets of the surviving entity are contributed to the Operating Partnership in exchange for units;

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  our transfer of our interests in the Operating Partnership other than to one of our wholly owned subsidiaries; and

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  any reclassification or recapitalization or change of outstanding shares of our common stock other than certain changes in par value, stock splits, stock dividends or combinations.

        (With respect to any of these matters, our independent directors will determine how we will vote our partnership interests in the Operating Partnership.)

Item 7(c).    Exhibits

  12
  Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

	By:	/s/ HOWARD L. FEINSAND Howard L. Feinsand Executive Vice President and General Counsel
Dated: July 24, 2003

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  Item 5. Other Events
  Item 7(c). Exhibits
SIGNATURES